                           SECOND AMENDED AND RESTATED
                              MANAGEMENT AGREEMENT

     SECOND AMENDED AND RESTATED MANAGEMENT AGREEMENT (this "Agreement"), dated as of August 2, 2004, by and between SpectaGuard Holding Corporation, a Delaware corporation formerly known as Gryphon SpectaGuard II, Inc. ("Holding"), and
SpectaGuard Acquisition LLC, a Delaware limited liability company (the
"Company").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company is engaged in providing security services, including guard and electronic security, and conducts related activities (collectively, the "Business");

     WHEREAS, the Company desires that Holding provide the Company with advisory and management services (collectively, the "Management Services"); and

     WHEREAS, the Company and Holding were each a party to a Management
Agreement dated February 19, 2003, as amended and restated on December 19, 2003
(the "Original Agreement"), which the parties intend to amend and restate in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree to amend and restate the Original Agreement as follows:

     1. Term. This Agreement shall be effective as of the date of the Original
Agreement and shall continue until terminated pursuant to Section 4 hereof.

     2. Services. Holding will provide the Management Services to the Company from time to time as requested by the Company and approved by Holding.

     3. Compensation. In consideration of the provision by Holding of the
Management Services to the Company, the Company shall, promptly upon request by
Holding, reimburse Holding in immediately available funds for all costs and expenses (including reasonable attorney's fees) incurred by Holding in connection with the performance of its obligations under this Agreement
(including, without limitation, all costs and expenses incurred by Holding and its assignees with respect to employees, subcontractors, agents and representatives).

     4. Termination.

          (a) Either party may terminate this Agreement at any time by written notice to the other.

          (b) Notwithstanding anything contained in this Agreement to the contrary, the provisions of Sections 3, 6, 7 and 8 shall survive the termination of this Agreement.

     5. Subcontractors. Holding may assign this Agreement, or subcontract any one or more of the Management Services, in whole or in part, and any of its rights and obligations to any one or more persons.

     6. Right to Engage in Other Activities. Nothing contained herein shall restrict Holding or any of its affiliates, or any of their respective equityholders, directors, officers, employees, agents and controlling persons and any of their respective affiliates, from engaging in any other business or devoting time and attention to the management, investment, involvement or other aspects of any other business, including becoming an officer or director thereof, or rendering services of any kind to any other corporation, firm, individual or business.

     7. Indemnification. The Company shall (i) indemnify and hold harmless
Holding and each of its affiliates, and each of their respective equityholders, directors, officers, employees, agents and controlling persons and each of their respective affiliates (collectively, the "Indemnified Parties"), to the fullest extent permitted by law, from and against any and all losses, claims, damages and liabilities, joint or several, to which any Indemnified Party may become subject, caused by, related to or arising out of this Agreement, the Management
Services or any other advice or services contemplated by this Agreement or the engagement of Holding pursuant to, and the performance by any Indemnified Party of the Management Services contemplated by, this Agreement and (ii) promptly reimburse each Indemnified Party for all costs and expenses (including reasonable attorney's fees and expenses), as incurred, in connection with the investigation of, preparation for or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified
Party is a party and whether or not such claim, action or proceeding is initiated or brought by or on behalf of the Company and whether or not resulting in any liability. Notwithstanding the preceding sentence, the Company shall not be liable to an Indemnified Party pursuant to this Section 7 to the extent that such loss, claim, damage, liability, cost or expense is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's willful misconduct, gross negligence or fraud.

     8. Limited Liability. The Company agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort, or otherwise) to the Company related to or arising out of this Agreement, the
Management Services or any other advice or services contemplated by this
Agreement or the engagement of Holding pursuant to, and the performance by any
Indemnified Party of the Management Services contemplated by, this Agreement, except to the extent that any loss, claim, damage, liability, cost or expense is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's willful misconduct, gross negligence or fraud.

     9. Relationship of the Parties. The parties agree and intend that the relationship of Holding to the Company is that of an independent contractor. The officers, directors, employees, consultants and other agents and representatives of Holding shall not be deemed to be employees of the Company by reason of this
Agreement.

     10. Force Majeure. If Holding (or any of its assignees, subcontractors, agents or other representatives) is rendered unable, wholly or in part, by
"force majeure" to carry out

any of Holding's obligations under this Agreement, Holding shall give prompt notice to the Company of such force majeure, whereupon such obligations of
Holding shall be suspended so far as it is affected by such force majeure.

     11. Assignment. Subject to Section 5, neither party may assign this
Agreement without the prior written consent of the other party.

     12. Severability. The invalidity or unenforceability of any provision of this Agreement shall not in any manner or way affect any other provision hereof, and this Agreement shall be construed, if possible, as if amended to conform to legal requirements, failing which it shall be construed as if any such offending provision were omitted.

     13. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the state of Delaware, without giving effect to the conflicts of law principles thereof.

     14. Entire Agreement. This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof.

     15. Binding Nature. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs and permitted assigns.

     16. Amendment. The provisions of this Agreement may not be amended except by an instrument in writing signed by the parties hereto. No waiver of any breach or provision of this Agreement by a party shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

     17. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and both of which, when taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amended and
Restated Management Agreement to be executed by their representatives thereunto duly authorized on the date first above written.

                                  SPECTAGUARD HOLDING CORPORATION

                                  By:   /s/ Todd J. Slotkin
                                     -----------------------------------
                                     Name:  Todd J. Slotkin
                                     Title: Chief Financial Officer

                                  SPECTAGUARD ACQUISITION LLC

                                  By:   /s/ William A. Torzolini
                                     -----------------------------------
                                     Name:  William A. Torzolini
                                     Title: Chief Financial Officer and
                                            Treasurer